GUARANTEE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


GUARANTEE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated December 31, 1996, by and among Crestar Capital Trust I, a Delaware business trust (the "Trust"), Crestar Financial Corporation, a Virginia corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Crestar") and Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and UBS Securities LLC (collectively, the "Purchasers"), purchasers of the 8.16% Capital Securities of the Trust.

       1. CERTAIN DEFINITIONS. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

       (a) "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

       (b) "DEBENTURE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT" means the Debenture Exchange and Registration Rights Agreement in respect of the Debentures dated December 31, 1996 among Crestar, the Trust and the Purchasers.

       (c) "DEBENTURES" means the 8.16% Junior Subordinated Deferrable Interest Debentures due December 15, 2026 of Crestar, to be issued pursuant to the Indenture.

       (d) "Effective Time", in the case of (i) an Exchange Offer, means the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and (ii) a Shelf Registration, means the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

       (e) "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any successor thereto, as amended from time to time.

       (f) "EXCHANGE DEBENTURES" has the meaning set forth in Section 2(a) hereof.

       (g) "EXCHANGE GUARANTEE" has the meaning set forth in Section 2(a) hereof.

       (h) "EXCHANGE OFFER" has the meaning set forth in Section 2(a) hereof.

       (i) "EXCHANGE SECURITIES" has the meaning set forth in Section 2(a) hereof.

       (j) "GUARANTEE" means the Guarantee of Crestar with respect to the Securities, to the extent set forth in the Guarantee Agreement.

       (k) "GUARANTEE AGREEMENT" means the Guarantee Agreement dated December 31, 1996 between Crestar and The Chase Manhattan Bank, as Guarantee Trustee (together with its successors and assigns, the "Guarantee Trustee"), for the benefit of the holders of the Securities.

       (l) "CAPITAL SECURITIES EXCHANGE AND REGISTRATION RIGHTS AGREEMENT" means the Capital Exchange and Registration Rights Agreement in respect of the Securities dated December 31, 1996 among Crestar, the Trust and the Purchasers.

       (m) The term "HOLDER" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement.

       (n) "INDENTURE" means the Indenture dated as of December 31, 1996, between Crestar and The Chase Manhattan Bank, as Debenture Trustee, as supplemented by the First Supplemental Indenture dated as of December 31, 1996, and as further amended or supplemented from time to time.

       (o) "ISSUE DATE" means December 31, 1996.

       (p) "LIQUIDATION AMOUNT" means the stated liquidation preference of the Securities.

       (q) "NEW GUARANTEE AGREEMENT" has the meaning set forth in Section 2(a) hereof.

       (r) The term "PERSON" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

       (s) "PURCHASE AGREEMENT" means the Purchase Agreement dated December 20, 1996, among Crestar, the Trust and the Purchasers.

       (t) "REGISTRABLE SECURITIES" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement.

       (u) "REGISTRATION EXPENSES" has the meaning set forth in Section 4 hereof.

       (v) "RESALE PERIOD" has the meaning set forth in the Capital Securities Exchange and Registration Rights Agreement.

       (w) "SECURITIES" means, collectively, the $200,000,000 aggregate Liquidation Amount of the 8.16% Capital Securities, Liquidation Amount $1,000 per Capital Security, of the Trust to be issued and sold to the Purchasers, and any securities issued in exchange therefor or in lieu thereof pursuant to the Trust Agreement.

       (x) "SECURITIES ACT" means the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

       (y) "SHELF REGISTRATION" has the meaning set forth in Section 2(b) hereof.

       (z) "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of December 31, 1996 among Crestar, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee and the Administrators named therein.

       (aa) "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as amended from time to time.

       Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision

       2.     REGISTRATION UNDER THE SECURITIES ACT.

       (a) If Crestar and the Trust file a registration statement pursuant to
Section 2(a) of the Capital Securities Exchange and Registration Rights Agreement, then Crestar and the Trust agree, jointly and severally, to include in such registration statement an offer to exchange (the "Exchange Offer") the Guarantee for a new guarantee of Crestar to be extended pursuant to a new guarantee agreement to be entered into by Crestar and the Guarantee Trustee for the benefit of holders of the Exchange Securities (as defined below), the Registrable Securities, if any, and the Securities, if any (the "New Guarantee Agreement"), which will be qualified under the Trust Indenture Act, such new guarantee to be substantially identical to the Guarantee except that it will relate to the Exchange Securities, the Registrable Securities, if any, and the Securities, if any, and it will be registered pursuant to an effective registration statement under the Securities Act and such new guarantee will not contain provisions restricting transfer in the absence of registration under the Securities Act (such new guarantee hereinafter called "Exchange Guarantee"). Such registration statement shall also relate to, and the consummation of the Exchange Offer shall be conditioned upon the consummation of, an offer to exchange the Debentures for substantially identical debentures of Crestar pursuant to the Debenture Exchange and Registration Rights Agreement (the "Exchange Debentures") and to an offer to exchange the Securities for substantially identical capital securities of the Trust pursuant to the Capital Securities Exchange and Registration Rights Agreement (the "Exchange Securities"). Crestar and the Trust agree, jointly and severally, to use their reasonable best efforts to cause such registration statement to become effective under the Securities Act as soon as practicable after the filing thereof. The Exchange Offer will be registered under the Act on the appropriate form. The Exchange Offer shall be deemed to have been completed upon the completion of the exchange of the Exchange Guarantee for the Guarantee pursuant to the Exchange Offer.

       (b) If Crestar and the Trust file a "shelf" registration statement pursuant to section 2(b) of the Capital Securities Exchange and Registration Rights Agreement without also filing a registration statement pursuant to
Section 2(a) thereof, then such "shelf" registration statement shall provide for the registration of the Guarantee (the "Shelf Registration"). The Shelf Registration shall also provide for the registration of the Debentures pursuant to the Debenture Exchange and Registration Rights Agreement and for the registration of and the sale on a continuous or delayed basis by the holders of, all of the Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission pursuant to the Capital Securities Exchange and Registration Rights Agreement. Crestar and the Trust agree, jointly and severally, to use their reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on the earlier of (A) the third anniversary of the Issue Date or (B) the later of (i) such time as there are no longer any Securities outstanding or (ii) as required under the Debenture Exchange and Registration Rights Agreement. Crestar and the Trust further agree, jointly and severally, to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by Crestar and the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration.

       (c) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

       3.     REGISTRATION PROCEDURES.

       If Crestar and the Trust file a registration statement pursuant to
Section 2(a) or Section 2(b), the following provisions shall apply:

       (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, Crestar shall qualify the Indenture, the New Guarantee Agreement and the Trust Agreement under the Trust Indenture Act.

       (b) In the event that such qualification would require the appointment of a new trustee under any of the Indenture, the New Guarantee Agreement or the Trust Agreement, such new trustee shall be appointed thereunder pursuant to the applicable provisions thereof.

       (c) In connection with the joint and several obligations of Crestar and the Trust with respect to the registration of the Exchange Securities, the Exchange Guarantee and the Exchange Debentures, as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, Crestar and the Trust shall, as soon as reasonably possible (or as otherwise specified):

              (i) prepare and file with the Commission, as soon as practicable but no later than 150 days after the Issue Date, a registration statement with respect to the Exchange Registration on any form which may be utilized by Crestar and the Trust and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a) hereof, and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

              (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

              (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post effective amendment has been filed, and, with respect to such registration statement or any post effective amendment, when the same has become effective, (B) of the receipt of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the joint and several representations and warranties of Crestar and the Trust contemplated by
       Section 5 cease to be true and correct in all material respects, (E) of the receipt by either Crestar or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities and the Exchange Guarantee for sale in any United States jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (iv) in the event that Crestar and the Trust would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (v) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post effective amendment thereto at the earliest practicable date;

              (vi) use their reasonable best efforts to (A) register or qualify the Exchange Securities and the Exchange Guarantee under the securities laws or blue sky laws of such jurisdiction as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; PROVIDED, HOWEVER, that neither Crestar nor the Trust shall be required for any such purpose to
       (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(g)(vi), (2) consent to general service of process in any such jurisdiction or (3) in the case of Crestar, make any changes to its charter or by-laws or any agreement between it and its stockholders or in the case of the Trust, make any changes to the Trust Agreement;

              (vii) use their reasonable best efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

              (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

              (ix) comply with all applicable rules and regulations of the Commission, and make generally available to all holders of Securities as soon as practicable but no later than eighteen months after the Effective Time, an earnings statement of Crestar and its subsidiaries complying with Section 11 (a) of the Securities Act (including, at the option of Crestar, Rule 158 thereunder).

       (d) In connection with the joint and several obligations of Crestar and the Trust with respect to the Shelf Registration, if applicable, Crestar and the Trust shall use their reasonable best efforts to cause the Shelf Registration to become effective to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, Crestar and the Trust shall as soon as reasonably possible (or as otherwise specified):

              (i) prepare and file with the Commission, as soon as practicable, a registration statement with respect to the Shelf Registration on any form which may be utilized by Crestar and the Trust and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing to Crestar and the Trust by the holders of the Registrable Securities and use their reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

              (ii) as soon as practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

              (iii) comply with the provisions of the Securities Act applicable to Crestar or the Trust in connection with the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof, set forth in such registration statement;

              (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor and (D) one counsel for such underwriters or agents, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

              (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at Crestar's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(iv) who shall certify to Crestar and the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of Crestar and the Trust, and cause the officers, employees, counsel and independent certified public accountants of Crestar and the Trust to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by Crestar as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except by disclosure by such party in breach of this Agreement), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to, and only to the extent required by, the requirements of such order, and only after such person shall have given Crestar prompt prior written notice of such requirement);

              (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information,
       (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the joint and several representations and warranties of Crestar and the Trust contemplated by Section 3(d)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by either Crestar or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities and the Guarantee for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (vii) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

              (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder or counsel for the holders of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the Liquidation Amount or the principal amount, as the case may be, of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

              (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and each of Crestar and the Trust hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by Crestar and the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

              (x) use their reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement and the Guarantee under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of Registrable Securities; PROVIDED, HOWEVER, that neither Crestar nor the Trust shall be required for any such purpose to (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(x), (2) consent to general service of process in any such jurisdiction, (3) in the case of Crestar, make any changes to its charter or by-laws or any agreement between it and its shareholders or, in the case of the Trust, make any changes to the Trust Agreement;

              (xi) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

              (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

              (xiii) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

              (xiv) enter into not more than one underwriting agreement, engagement letter, agency agreement, "best efforts" underwriting agreement or similar agreement, as appropriate, including (without limitation) provisions relating to indemnification and contribution substantially the same as those set forth in Section 6 hereof, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate Liquidation Amount, or in the aggregate principal amount, as the case may be, of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; PROVIDED, that Crestar and the Trust shall not be required to (i) enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which Crestar and the Trust shall have then undertaken or (ii) enter into any engagement letter, agency agreement, "best effort" underwriting agreement or similar agreements whatsoever with respect to the Registrable Securities, and PROVIDED, FURTHER that Crestar and the Trust shall not be obligated to enter into any such agreement with a broker-dealer which results in the need for a "qualified independent underwriter" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time (the "Rules and By-Laws of NASD"));

              (xv) whether or not an agreement of the type referred to in Section (3)(d)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof substantially the same as those set forth in Section 1 of the Purchase Agreement and such other representations and warranties as are customarily made with respect to the offering of debt securities pursuant to any appropriate agreement or to a registration statement on the applicable form under the Securities Act; (B) obtain an opinion or opinions of counsel to Crestar and the Trust substantially the same as the opinions provided for in
       Section 5 of the Purchase Agreement with such additions, substitutions or deletions of such matters as are customarily covered in opinions for an underwritten offering, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall also include, without limitation, the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section (3)(c)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; and the compliance as to form of such registration statement and any documents incorporated by reference therein and of the Indenture, the Guarantee Agreement and the Trust Agreement with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, respectively); and, such opinion shall also state that such counsel has no reason to believe that, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, such registration statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) contains or contained an untrue statement of a material fact or omits or omitted to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of Crestar and the Trust addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement; (D) deliver such other documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least 25 % in aggregate Liquidation Amount, or in the aggregate principal amount, as the case may be, of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in
       Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by Crestar and the Trust; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

              (xvi) notify in writing each holder of Registrable Securities of any proposal by Crestar and the Trust to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

              (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules and By-Laws of NASD) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by
       (A) if such Rules or By-Laws, including Schedule E thereto (or any successor thereto), shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be required by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules and By-Laws of NASD; and

              (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its holders of the Securities as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earnings statement of Crestar and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of Crestar, Rule 158 thereunder).

       (e) In the event that Crestar and the Trust would be required, pursuant to Section 3(d)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, Crestar and the Trust shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from Crestar and the Trust pursuant to Section 3(d)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities, pursuant to the registration statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by Crestar and the Trust, such holder shall deliver to Crestar (at Crestar's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

       (f) Crestar and the Trust may require each holder of Registrable Securities as to which any registration is being effected to furnish in writing to Crestar and the Trust such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as Crestar and the Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify Crestar and the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to Crestar and the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to Crestar and the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such holder shall comply with the provisions of the Securities Act applicable to such holder with respect to the disposition by such holder of Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by such holder set forth in such registration statement.

       (g) Until the expiration three years after the Issue Date, Crestar will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them except pursuant to an effective registration statement under the Act or any exemption therefrom; PROVIDED, HOWEVER, that, for purposes of this paragraph, "affiliates" shall not include the Purchasers or any of their affiliates other than Crestar and its subsidiaries, officers, managers and directors.

       4.     REGISTRATION EXPENSES.

       If Crestar and the Trust file a registration statement pursuant to
Section 2(a) or Section 2(b), the following provisions shall apply:

       Crestar agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the performance by Crestar and the Trust or compliance with this Exchange and Registration Rights Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities and the Guarantee for offering and sale under the state securities and blue sky laws referred to in
Section 3(d)(x) hereof, including reasonable fees and disbursements of counsel in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the certificates representing the Securities and all documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Debenture Trustee under the Indenture, the Issuer Trustees under the Trust Agreement and the Guarantee Trustee under the Guarantee Agreement, and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of Crestar's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of Crestar and the Trust (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xvii) hereof, (i) fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate Liquidation Amount, or the aggregate principal amount, as the case may be, of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by Crestar or the Trust in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, Crestar shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, transfer taxes on resale of any of the Securities by such holders and any advertising or solicitation expenses other than expenses specifically referred to above incurred by or on behalf of such holders in connection with any offers they may make.

       5.     REPRESENTATIONS AND WARRANTIES.

       Crestar and the Trust, jointly and severally, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

       (a) Each registration statement covering the Exchange Securities, the Exchange Guarantee and the Exchange Debentures or the Registrable Securities, the Guarantee and the Debentures and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, the rules and regulations of the Commission promulgated thereunder and any such registration statement and any amendment thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and at all times subsequent to the Effective Time of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to
Section 3(c)(iii)(F) or Section 3(d)(vi)(F) hereof until (ii) such time as Crestar and the Trust furnish an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) hereof, as the case may be, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d)(ix) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Crestar and the Trust by a holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof expressly for use therein.

       (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Crestar and the Trust by a holder of Registrable Securities expressly for use therein.

       (c) The representations and warranties of the Trust and Crestar contained in Section 1 of the Purchase Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof.

       6.     INDEMNIFICATION.

       (a) Upon the registration of the Exchange Guarantee or the Guarantee, as the case may be, pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Securities, the Trust and Crestar, jointly and severally, agree to indemnify and hold harmless, each of the holders of Registrable Securities to which the Exchange Guarantee or the Guarantee relates, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person, if any, who controls, such holder, or such placement or sales agent, if any, or such underwriter, if any, within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act (each an "Indemnified Person") as follows:

                       (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which the Exchange Guarantee or the Guarantee were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein as furnished by the Trust or Crestar to any such holder, agent or underwriter (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission was made in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Trust and Crestar by, or on behalf of, such Indemnified Person expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto);

                       (ii) against any and all loss, liability, claim, damage
              and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid), if such settlement is effected with the written consent of the Trust and Crestar; and

                       (iii) against any and all expense whatsoever (including
              the fees and disbursements of counsel chosen by such Indemnified Person), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid) to the extent that any such expense is not paid under (i) or (ii) above.

PROVIDED, HOWEVER, that indemnification with respect to any prospectus shall not inure to the benefit of any holder of Registrable Securities or Exchange Securities from whom the Person asserting any loss, claim, liability, damage or expense purchased such Securities, if a copy of the Prospectus (as then amended or supplemented and furnished by Crestar to such holder) was not sent or given by or on behalf of such holder to such person if such is required by law at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, liability, damage or expense.

       (b) Crestar may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any placement or underwriting agreement with respect thereto, that Crestar shall have received an undertaking reasonably satisfactory to them from the holder of such Registrable Securities and from each placement agent or underwriter named in any such placement agreement or underwriting agreement, severally and not jointly, to indemnify and hold harmless the Trust and Crestar and each person, if any, who controls the Trust or Crestar within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein as furnished by the Trust or Crestar to any such holder, agent or underwriter (or any amendment or supplement thereto), in reliance upon and in conformity with written information relating to such holder, or such placement or sales agent, if any, or such underwriter, if any, furnished to the Trust and Crestar by or on behalf of such holder, or such placement or sales agent, if any, or such underwriter, if any, expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto).

       (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; PROVIDED, HOWEVER, that when more than one of such holders, such placement or sales agents, if any, or such underwriters, if any, is an indemnified party each such holder, placement or sales agent or such underwriter, as the case may be, shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such holder, placement or sales agent or such underwriter, as the case may be, may have interests conflicting with those of the other holder, placement or sales agent or such underwriter, as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unavailable to such holders, such placement or sales agents, if any, or such underwriters, if any, in accordance with its terms, the Trust, Crestar and such holders, such placement and sales agents, if any, and such underwriters, if any, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust, Crestar and such holders, such placement and sales agents, if any, and such underwriters, if any, in such proportions as is appropriate to reflect the relative benefits received by the Trust and Crestar on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other. The relative benefits received by the Trust and Crestar on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other shall be deemed to be in such proportion represented by the percentage that the total commissions and underwriting discounts received by such holders, such placement and sales agents, if any, and such underwriters, if any, to the date of such liability bears to the total sales price (before deducting expenses) received by the Trust and such holders, such placement and sales agents, if any, and such underwriters, if any, from the sale of such Securities made to the date of such liability, and the Trust and Crestar are jointly and severally responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if such holders, such placement and sales agents, if any, and such underwriters, if any, failed to give the notice required under this subsection (c), then the Trust, Crestar and such holders, such placement and sales agents, if any, and such underwriters, if any, shall contribute to such aggregate losses, liabilities, claims, damages and expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and Crestar on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other in connection with the statements or omissions which resulted in such liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and Crestar on the one hand or is supplied by, or on behalf of, such holders, such placement or sales agents, if any, and such underwriters, if any, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, Crestar and such holders, such placement or sales agents, if any, and such underwriters, if any, agree that it would not be just and equitable if contributions pursuant to this paragraph were determined pro rata (even if such holders, such placement or sales agents, if any, and such underwriters, if any, were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this paragraph, such holders, such placement or sales agents, if any, and such underwriters, if any, shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the second sentence of this paragraph that were offered and sold to the public through such holders, such placement or sales agents, if any, and such underwriters, if any, exceeds the amount of any damages that such holders, such placement or sales agents, if any, and such underwriters, if any, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled under this paragraph to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any such holders, such placement or sales agents, if any, and such underwriters, if any, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such holders, such placement or sales agents, if any, and such underwriters, if any, and each person, if any, who controls the Trust or Crestar within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust or Crestar.

       7.     MISCELLANEOUS.

       (a) NO INCONSISTENT AGREEMENTS. Each of the Trust and Crestar represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to the Guarantee or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement and that the Debenture Exchange and Registration Rights Agreement and the Capital Securities Exchange and Registration Rights Agreement should be construed to be consistent with the terms hereof.

       (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

       (c) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows, if to Crestar or the Trust, to: Crestar Financial Corporation, Crestar Center, 919 East Main Street, Richmond, Virginia, 23219, and if to a holder, to the address of such holder set forth in the security register or other records of the Trust, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

       (d) PARTIES IN INTEREST. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall become a holder of Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Exchange and Registration Rights Agreement. If Crestar shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

       (e) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer. In addition, the respective indemnities, representations and warranties set forth herein shall survive the termination hereof.

       (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       (g) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

       (h) ENTIRE AGREEMENT; AMENDMENTS. This Exchange and Registration Rights Agreement and the other agreements referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement and such other agreements referred to herein supersede all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by Crestar, the Trust, and the holders of at least 66-2/3 percent in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 7(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

       (i) INSPECTION. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the registered holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of Crestar at the address thereof set forth in Section 9(c) above.

       (j) COUNTERPARTS. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

       (k) TERMINATION. Except for the respective indemnities, representations and warranties set forth herein, this Agreement shall terminate when all the Securities, Exchange Securities and Registrable Securities cease to be outstanding.

       This Agreement is hereby executed as of the day and year first above written.


                                                CRESTAR FINANCIAL CORPORATION



                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:


                                                CRESTAR CAPITAL TRUST I



                                                By:
                                                   ---------------------------
                                                        Administrator



                                                MORGAN STANLEY & CO.

                                                As Representative of the
                                                Purchasers Named in Schedule I
                                                to the Purchase Agreement



                                                By:
                                                   ---------------------------
                                                     (Morgan Stanley & Co.)


                                                Acting severally, and not
                                                jointly and severally, on behalf
                                                of themselves and each of the
                                                Purchasers named in Schedule I
                                                to the Purchase Agreement